GOLDMAN SACHS TRUST

Goldman Sachs Structured Tax-Advantaged Equity Funds

Class A, Class B, Class C,

Institutional, Service and Class IR Shares

(as applicable) of the

Goldman Sachs Structured International Tax-Managed Equity Fund

Goldman Sachs Structured Tax-Managed Equity Fund

Supplement dated June 28, 2012 to the

Prospectus dated April 27, 2012 (the “Prospectus”)

Effective after the close of business July 31, 2012, the following replaces in its entirety the fifth sentence in “Investment Management Approach—Other Investment Practices and Securities” in the Funds’ Prospectus:

Each Fund publishes on its website (http://www.goldmansachsfunds.com) complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a fifteen calendar-day lag (sixty day lag, in the case of the Structured Tax-Managed Equity and International Tax-Managed Equity Funds) between the date of the information and the date on which the information is disclosed.

This Supplement should be retained with your Prospectus for future reference.

TAXADVAPPSTK 06-12